UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Honeywell International Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee previously paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.
	3)	Filing Party:
	4)	Date Filed:

April 2019 Honeywell shareowner Engagement materials

Forward Looking Statements This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, that address activities, events or developments that we or our management intends, expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are based upon certain assumptions and assessments made by our management in light of their experience and their perception of historical trends, current economic and industry conditions, expected future developments and other factors they believe to be appropriate. The forward-looking statements included in this presentation are also subject to a number of material risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting our operations, markets, products, services and prices. Such forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by such forward-looking statements. We identify the principal risks and uncertainties that affect our performance in our Form 10-K and other filings with the Securities and Exchange Commission. Information regarding the impact of Tax Legislation consists of preliminary estimates which are forward-looking statements and are subject to change, possibly materially, as the firm completes its financial statements. Information regarding the impact of Tax Legislation is based on our current calculations, as well our current interpretations, assumptions and expectations relating to Tax Legislation, which are subject to further change. Non-GAAP Financial Measures This presentation contains financial measures presented on a non-GAAP basis. Honeywell’s non-GAAP financial measures used in this presentation are as follows: segment profit, on an overall Honeywell basis, a measure by which we assess operating performance, which we define as operating income adjusted for certain items as presented in the Appendix; segment margin, on an overall Honeywell basis, which we define as segment profit divided by sales; organic sales growth, which we define as sales growth less the impacts from foreign currency translation, acquisitions and divestitures for the first 12 months following transaction date, and impacts from adoption of the new accounting guidance on revenue from contracts with customers that arise solely due to non-comparable accounting treatment of contracts existing in the prior period; adjusted free cash flow, which we define as cash flow from operations less capital expenditures and which we adjust to exclude the impact of separation costs related to the spin-offs of Resideo and Garrett, if and as noted in the presentation; adjusted free cash flow conversion, which we define as adjusted free cash flow divided by net income attributable to Honeywell, excluding pension mark-to-market expenses, separation costs related to the spin-offs, the 4Q17 U.S. tax legislation charge, and adjustments to such charge, if and as noted in the presentation; and adjusted earnings per share, which we adjust to exclude pension mark-to-market expenses, as well as for other components, such as separation costs related to the spin-offs, the 4Q17 U.S. tax legislation charge, and adjustments to such charge, if and as noted in the presentation. Other than references to reported earnings per share, all references to earnings per share in this presentation are so adjusted. The respective tax rates applied when adjusting earnings per share for these items are identified in the presentation or in the reconciliations presented in the Appendix. Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in the analysis of ongoing operating trends. These metrics should be considered in addition to, and not as replacements for, the most comparable GAAP measure. Refer to the Appendix attached to this presentation for reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures.

Discussion Topics Honeywell Overview, Financial Performance and Long-Term Plan (pp. 3-6) Shareowner Value Creation (p. 7) Executive Compensation (pp. 8-10) Corporate Governance (pp. 11-15) Best-in-Class Board of Directors (p. 11) Corporate Governance – Updates and Highlights (p. 12) 2019 Shareowner Proposals (p. 13) Board Oversight of Long-Term Strategy & Risk (p. 14) Honeywell’s Board Practices (p. 15) Environmental and Social (pp. 16-23) Board Oversight (p. 16) Sustainability (p. 17) Performance Culture (p. 21) Non-GAAP Reconciliations (pp. 25-29)

3

New Honeywell At A Glance



$10.7B
Performance Materials and Technologies
$12.9B
Aerospace
ADVANCED MATERIALS
PROCESS SOLUTIONS
UOP
BUILDING PRODUCTS
BUILDING SOLUTIONS
BUILDING MANAGEMENT SYSTEMS – ($0.8B)
COMMERCIAL OE
COMMERCIAL AFTERMARKET
DEFENSE & SPACE
SAFETY
PRODUCTIVITY
$2.8
$5.0
$2.8
$2.1
$2.4
$4.1
$2.3
$4.7
$5.4
$2.8
TOTAL 2018 SALES[1]
~35 B
$5.4B
Honeywell Building Technologies
$6.3B
Safety and Productivity Solutions

2018 Highlights

- Exceeded high end of initial full-year adjusted EPS and adjusted free cash flow guidance despite spin dilution
- Delivered 6% organic sales growth and 60 basis points of segment margin expansion
- Increased the dividend 10% in 2018 while completing two spins that reduced sales by nearly 20%
- Achieved 100% adjusted free cash flow conversion

[1]Represents 2018 portfolio excluding Garrett (the former Transportation Systems business) and Resideo (the former Homes and ADI global distribution business)
Adjusted EPS excludes pension mark-to-market, after-tax separation costs related to the spin-offs of Resideo and Garrett, the 4Q17 U.S. tax legislation charge and 2018 adjustments to such charge
Adjusted free cash flow conversion excludes impacts from separation costs related to the spin-offs, pension mark-to-market and 2018 adjustments to the 4Q17 U.S. tax legislation charge

Enhanced Portfolio Driving Strong Results

2018 Financial Performance Terrific 2018; Great Financial Performance While Spinning 2 Companies 1 2 3 4 Adjusted EPS Adjusted FCF $41.8B Up 3% 6% Organic $8.011 Up 12% $6.0B2 Up 22% 19.6% Up 60 bps Final Results (incl. spin impact) Sales Segment Margin Adjusted EPS Adjusted FCF $41.8B - $42.5B Up 3% - 5% 2% - 4% Organic $7.55 - $7.801 Up 6% - 9% $5.2B - $5.9B2 Up 5% - 20% 19.2% - 19.5% Up 20 - 50 bps Original 2018 Guidance (as of December 2017 Outlook Call) Sales Segment Margin Commentary Smart capital allocation with >$7B deployed to share repurchases, dividends, and M&A in 2018 Offset spin dilution through full-year operational performance Exceeded the original guidance in all key metrics 1Adjusted EPS and adjusted EPS V% exclude pension mark-to-market, after-tax separation costs related to the spin-offs of Resideo and Garrett, the 4Q17 U.S. tax legislation charge and 2018 adjustments to such charge 2Adjusted FCF and adjusted FCF V% exclude impact from separation costs related to the spin-offs

Long-Term Financial Plan Foundation for Long-Term Value Creation Targeting ~100% FCF cash conversion World-class working capital management Prioritizing high-ROI investments (CapEx, M&A) Continued dividend growth and opportunistic share repurchases; however, first priority is bolt-on M&A Robust Cash Generation Aggressive Capital Deployment Target 2.3X - 2.5X gross leverage (per Moody’s) Maintain premium credit rating Balance Sheet Continued organic sales growth and margin expansion EPS growth greater than peers Strong Growth Long-Term Targets 3% - 5%* Organic Growth 30 - 50 bps Margin Expansion per Year ~100% Free Cash Flow Conversion Dividend Growth In-Line with Earnings Growth *Given current economic conditions

6

Progress Against Long-Term Plan

Priority *Commitment*	2018 Result	Comments
1 Accelerate Organic Growth *LSD - MSD*	6%	• Broad-based strength across the portfolio • Growth investments generating returns
2 Expand Margins *30 - 50 bps*	60 bps	• Executed amid two complex spin-offs • Funded over $450M in repositioning in 2018 to drive further margin expansion
Improve Cash Conversion *~100% FCF Conversion*	100% Conversion	• Improved working capital turns while funding high-return CapEx
3 Become a Software-Industrial Company *~20% Software CAGR*	Double-Digit+ Growth in Connected Software	• Key investments, deep domain knowledge driving future growth opportunities • Enhanced investment in R&D, sales, marketing and Honeywell Sentience build out
4 More Aggressive Capital Deployment	$7.6B	• 10% dividend increase; deployed $4.0B to share repurchases • Completed 2 acquisitions (Transnorm, Ortloff Engineers) • Completed 5 new Honeywell Ventures investments, totaling $18M

Adjusted free cash flow conversion excludes impacts from separation costs related to the spin-offs, pension mark-to-market and 2018 adjustments to the 4Q17 U.S. tax legislation charge.

Executing on Long-Term Financial Framework

Shareowner Value Creation Outstanding Return Demonstrated Over Short, Medium, and Long-Term Source: Capital IQ as of 12/31/2018 Multi-Industry peer median includes EMR, GE, MMM, UTX; Compensation peer group median includes BA, CAT, DE, ETN, EMR, GD, GE, ITW, IR, JCI, LMT, MMM, PSX, RTN, SLB, UTX Cumulative Total Shareowner Return (TSR) One, three, five and ten-year TSRs consistently exceed those of Compensation Peer Group and Multi-Industry Peer Group Five-year TSR more than 22x that of Multi-Industry Peer Group Three, five and ten-year TSRs exceed the S&P 500 benchmark by 1.4x, 1.4x and 1.8x respectively

Executive Compensation – Response to Shareowners 92% Say on Pay in 2018 Annual Incentive Compensation Plan (ICP) 2016 Shareowner Feedback Long-Term Incentive Compensation Plan (LTI) Better visibility into how objective financial metrics and discretion factor into determining payouts Preference for resetting ICP baseline to target each year instead of using the prior year ICP award as the baseline Lower weighting in stock options Biennial restricted stock unit grants in July appeared one-off and lumpy 2-year Growth Plan performance cycles were too short Preference for stock-based program vs. cash-based LTI Preference to have at least one relative metric (such as relative TSR) Transitioned from discretionary to formulaic approach: 80% of target ICP based on performance against EPS/Net Income and FCF goals that are consistent with guidance provided in outlook call for 2018 20% of target ICP based on qualitative assessment of individual and business performance ICP payouts capped at 200% of target ICP target opportunity reset annually 2018 Compensation Program 2018 LTI allocated as follows: Performance Stock Units (PSUs) = 50% (up from 25-35% in 2016) Restricted Stock Units (RSUs) = 25% Options = 25% (down from >50% in 2016) Performance stock units (PSUs) replaced cash-based Growth Plan: Overlapping, 3-year performance periods Payout determination that is 100% formulaic based on three operational metrics and relative TSR 50% of earned award subject to share retention requirements All awards issued on the same timing (no off-cycle July awards) 2019 proxy reflects two-year evolution in response to 2016 shareowner feedback Executive Comp Program Changes Now Complete – 92% Say on Pay in 2018

2018 Annual Incentive Compensation Plan (ICP) Quantitative = Calculated Payout multiplied by 80% weighting = 142.7% x 80% = 114.2% Qualitative = Attainment (0%-200%) multiplied by 20% weighting = ranged from 0% to 35% (based on MDCC assessment of performance) Total Payout ranged from 114.2% to 149.2% ICP for Corporate NEOs Award Payouts Ranged From 114% to 149% of Individual Target Award Note: Similar approach for Aerospace NEO, except 50% based on total Honeywell performance and 50% based on Aerospace business performance. Total Payout for Aerospace NEO was 161.3%. *Metric Payout Percentage based on ICP payout curve which provides for 5% incremental payout for each 1% of incremental performance above target Adjusted EPS excludes pension mark-to-market, after-tax separation costs related to the spin-offs of Resideo and Garrett, the 4Q17 U.S. tax legislation charge and 2018 adjustments to such charge Adjusted FCF excludes impact from separation costs related to the spin-offs

LTI Mix Transition – CEO Compensation LTI Mix Transition Now Complete in 2018 2016 - Mr. Cote as CEO 2017 & 2018 - Mr. Adamczyk as CEO Includes 2016-2017 cash-based Growth Plan at annualized target value Includes annualized payout value for final 2016-2017 Growth Plan cycle and 2017 portion (50%) of biennial RSUs granted in 2016 2016-2017 Growth Plan payout = 61% of Target Cash-based Growth Plan eliminated 50% in three-year Performance Stock Unit Awards RSUs vest over 6-years All awards granted in February 2018

Best-in-Class Board With Right Mix of Skills and Experiences Diverse, Independent & Highly-Qualified Board 11 of 12 directors are independent 25% of directors are women 42% of directors are ethnically diverse or non-U.S. 50% of Board committees are chaired by women 5 new directors since 2012 9 of 12 directors have CEO experience 8.8 years average tenure

Strong Corporate Governance – Updates and Highlights Continued Focus on Best Practices Other Corporate Governance Highlights ü Robust Shareowner Engagement Program ü Board Oversight of Sustainability / Corporate Responsibility ü Proxy Access Right ü Thoughtful Board Evaluation Process ü 15% Threshold to Call Shareowner Meetings ü Formal Onboarding Program for New Directors ü Annual Director Elections ü Majority Vote Standard ü Board Oversight of Management Succession Planning ü Board Oversight of Political Contributions Policy ü Highly Independent Board ü Robust Code of Business Ethics and Conduct ü Strong Independent Lead Director Role ü Anti-Hedging and Anti-Pledging Policies ü 100% Independent Board Committees ü Stock Ownership Guidelines Recent Corporate Governance Updates Increased oversight of trade association memberships – SVP & General Counsel and SVP, Global Government Relations approval required for all >$50K memberships Trade associations with membership dues exceeding $50K instructed not to use our dues for political contributions Reduced public company boards on which directors may serve from five to four Formalized equivalence of roles & responsibilities of independent Lead Director to those of an independent Chair

2019 Shareowner Proposals Year-Over-Year Shareowner Support for Management on These Proposals Action By Written Consent (AGAINST vote recommended) Honeywell has already adopted related Corporate Governance best practices to ensure best-in-class shareowner protections/rights Importantly, shareowners holding 15% of outstanding shares already have the right to call a special meeting Action by written consent is an undemocratic means for shareowners to express their views In a Change in Control scenario, action by written consent can undermine the Board’s ability to obtain the highest value for our shareowners Majority of shareowners with whom we have discussed this matter believe that the right to act by written consent is not warranted where shareowners already have the right to call a special meeting Proposal has been submitted 6 times in the past 9 years – has never gained majority support even before threshold for calling a shareowner meeting was reduced to 15% Report on Lobbying Payments and Policy (AGAINST vote recommended) Disclosure in this area is robust – HON rated “First Tier” on the CPA-Zicklin Index for 5th consecutive year Rigorous compliance process ensures proper disclosure and alignment with our Code of Conduct and strategies Use of corporate funds for political contributions/lobbying is disclosed No political contributions using corporate funds since 2009 Robust oversight of political contributions and trade association memberships includes Board-level review and: SVP & General Counsel and SVP, Government Relations approval of >$50K trade association memberships dues All such associations instructed not to use HON membership dues for political contributions Proposal has been submitted 6 times in the past 7 years – each time receiving 40% or less support

Board Oversight of Long-Term Strategy and Risk Board Actively Engages in Oversight and Input on Long-Term Strategy Board has been fully engaged in Honeywell’s transformative strategy and supports our evolution Skills and perspectives of the Board have kept pace with Honeywell’s overall long-term commercial strategy Board remains aligned to dynamic business portfolio and strategy that balances institutional experience with our evolving portfolio and strategy Thorough portfolio review conducted prior to announcement of spin-offs of Garrett (TS) and Resideo (Homes) businesses Extensively reviewed management’s analysis and engaged in debate before deciding on spin-offs Board as a whole has primary responsibility for risk oversight as part of long-term strategy Risk oversight and understanding inherent risks taken very seriously Directors thoughtfully and thoroughly assess senior management’s mitigation planning for key risks, which is a critical element for an informed, engaged and well-functioning Board Routine risk assessment includes robust and comprehensive Enterprise Risk Management (ERM) process, which includes individual interviews with each Board member Board is fully engaged and supportive of environmental and social initiatives that are aligned with long-term strategy Board clearly understands that its diversity (three women, three Hispanic and one African-American) supports an evolving business strategy and Environmental, Social and Governance (ESG) initiatives Diversity of thought and opinion embraced and valued at Board level discussions

Honeywell’s Board Practices Committed to Long-Term Shareowner Interests Implemented enhanced procedures to evaluate incumbent and new Board nominees Annual Board self-evaluation that evaluates whether the directors’ skills, experiences and backgrounds are relevant to business needs to identify the most desirable qualities for new directors to complement the current skills mi Emphasis on leadership traits, personality, work ethic, independence, business experience and diversity of perspective While there is no policy that prescribes diversity standards for director recruitment, as a matter of practice, we consider diversity in every search Our current Board composition reflects this approach and the Board’s commitment to diversity Balanced Board leadership Appointed CEO Darius Adamczyk as Chairman to ensure Honeywell would benefit from a combined leadership structure given significant portfolio rationalization Strong Lead Director counterbalances combined Chairman/CEO leadership structure and provides independent leadership in the boardroom Solicited feedback from shareowners about combined Chairman/CEO before decision was made Board will continue to evaluate benefits of combined Chairman/CEO role Ongoing, open dialogue with shareowners Committee Chairs and Lead Director personally engaged with shareowners Share perspectives on improving long-term value to deepen shareowner understanding of strategy and vision Solicit feedback from shareowners and incorporate feedback into Board practices

Board Oversight of Environmental and Social (E&S) Considerations Honeywell’s Board Owns Strategic Framework Board oversight of E&S issues: Corporate Governance and Responsibility Committee (CGRC) has primary “jurisdiction” for managing risks and opportunities Regular Board updates by senior management CGRC regularly scheduled meetings: CGRC meets at least annually with Corporate VP responsible for environmental and sustainability matters; SVP, Government Relations; and SVP, HR Periodic presentations to the Board, including the following since the beginning of 2018: Environmental Remediation Track Record Greenhouse Gas Reduction Employee Diversity Initiatives Safety Energy Efficiency Initiatives Sexual Harassment Compliance Programs Overall Sustainability Measures Integrity, Ethics & Compliance Data Privacy

Ensuring a Cleaner, Safer and Healthier Future High Level of Board Engagement Sustainable Opportunity Policy Integrating health, safety and environment into all aspects of its business, Honeywell: Protects its people, communities, and environment Achieves sustainable growth and accelerated productivity Drives compliance with all applicable regulations Develops technologies that expand the sustainable capacity of our world Corporate VP responsible for sustainability program Policy endorsed annually by CEO and senior leadership; posted in every facility Health, Safety & Environment Management System Our health, safety and environmental management systems reflect our values and help us meet our business objectives Global team with hundreds of years of collective experience Comprehensive system aligned to globally recognized standards and industry best practices, fully integrated into Honeywell Operating System Compliance monitored through audits Process improvement and action plans ongoing

Environmental Sustainability Multiple Awards Including “Keep America Beautiful’s” Recognition for Sustainability Commitment Each of our businesses is required to establish annual targets, which must be approved by the CEO, for reducing hazardous waste and diverting waste from landfills. Reducing Waste ~90% Reduction in our GHG emissions intensity 2004-2018 In 2018, Honeywell exceeded its third public goal of reducing our GHG emissions intensity by an additional 10% from our 2013 levels. Conserving Water 127M Gallons of water conserved in “water-stressed areas” as defined by the World Resources Institute 150 Water conservation projects in “water stressed” areas Since 2010, more than 4,300 efficiency projects implemented across the Company’s operations; saving more than $80M (annualized). Reducing Greenhouse Gases Boosting Energy Efficiency ~70% Increase in our energy efficiency 2004-2018

19

New Uses from Legacy Properties



Former Chemical Plant in **Baltimore, MD**, now Harbor Point home to Exelon, a leading energy provider; Morgan Stanley; and Johns Hopkins Medicine



Onondaga Lake, **Syracuse, NY,** former "Most Polluted Lake" now fishable and swimmable community asset spurring development



Former 95-acre waste site in **Jersey City, NJ,** now planned as "Bayfront" – a live-work-play development with waterfront access and 20+ acres of open space


L'OCCITANE

Former chemical plant is now **Plaza El Segundo in Southern California** with 50 shops and restaurants generating millions in tax revenue



Portion of former chemical plant site is now a justice center in **Glynn County, GA**



Former chemical plant north of Heathrow Airport in **West Drayton, England,** is now landscaped housing community incorporating open space and river access

~3,000 Acres Remediated & Restored As Valuable Community Assets

Commitment to Safety Core to Company Culture Protecting Workers and Employees Workplace Respect Safety Record Honeywell Life Safety Training & Customer Experience Center provides tailored training to help customers build a culture of safety Our safety record is 80%+ better than industry average Global safety standards and governance Safety Institute More than 90% of our spend on personal protective equipment is for our own Honeywell branded products. Uniform Standards Safety Products National Safety Council and other awards for business integration of employee health, safety and environmental management Awards

Building a Performance Culture Integrity and Ethics Supporting Diversity Workplace Respect Behaviors Strengthen Organizational Alignment Principles Integrity and Ethics Supporting Diversity Workplace Respect Have a Passion for Winning Beat the competition Fearless accountability for getting results Be Courageous Confront problems directly and face adversity head on Take on seemingly impossible goals Be a Zealot for Growth Obsess over growth and customers Understand what creates value for customers Go Beyond Over deliver on commitments Think Big … Then Make It Happen Be willing to re-examine almost anything Innovate with agility Inspire Greatness Set high expectations Achieve things you and your team never thought possible Act with Urgency Move with lightning speed Use speed as a differentiator Become Your Best Seek and accept feedback Bounce back from disappointments

Integrity, Ethics, and Workplace Respect Workplace Respect Supporting Employees Mandatory Code of Conduct training for all employees upon entry New annual Code certification and enhanced training mandatory for all employees 24-hour Integrity and Compliance Helpline First Class Incident and Investigation Management System  Foundation Built on a Commitment to Integrity, Ethics, and Workplace Respect Supplier code of conduct requires adherence to our high standards of integrity and compliance Training and Certification Workplace Harassment Policy enhanced to further “promote a respectful and inclusive workplace” leadership message to all employees; mandatory global sexual harassment training Unconscious bias / Inclusive Leadership message and video being sent to all employees Suppliers Workplace Respect

Inclusion and Diversity Workplace Respect Conferences / Partnerships More than half of Honeywell’s workforce are non-U.S. employees Inclusion and diversity councils / networks across businesses and regions Society of Women Engineers / National Society of Black Engineers / Society of Hispanic Engineers / Grace Hopper / Leadership Council on Legal Diversity / NJ LEEP Inclusion and Diversity is Part of the Honeywell Culture that Has Given Our Team a Competitive Advantage Aero leaders at Society of Women Engineers; yearly since 2015 / Women Worth Watching; yearly since 2010 / Leadership in Promotion of Diversity from NJ LEEP / N.J. Law Journal Global Workforce Award-winning Board: 2020 Women on Boards / Executive Women of New Jersey / Savoy Magazine’s Most Influential Blacks in Corporate America (Robin Washington) Three women / three Hispanics / one African-American / two non-U.S. citizens Awards and Recognition Board of Directors

Positioned to Deliver in 2019 and Beyond Building a Smarter, Safer, and More Sustainable World Board of Directors actively engages in evaluating vision and setting long-term strategy Innovations span a broad array of industries and offerings Supplier Code of Conduct requires adherence to our high standards of integrity and compliance Robust health, safety, and environmental management system integrated with Honeywell Operating System Continue to exceed publicly-stated greenhouse gas reduction goals and drive efficiency improvements Recipient of numerous corporate social responsibility awards Award-winning STEM education programs benefits more than 5 million students

Non-GAAP Reconciliations

Reconciliation of Organic Sales % Change We define organic sales percent as the year-over-year change in reported sales relative to the comparable period, excluding the impact on sales from foreign currency translation, acquisitions, net of divestitures and non-comparable impacts from adoption of the new revenue recognition standard. We believe this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends. A quantitative reconciliation of reported sales percent change to organic sales percent change has not been provided for forward-looking measures of organic sales percent change because management cannot reliably predict or estimate, without unreasonable effort, the fluctuations in global currency markets that impact foreign currency translation, nor is it reasonable for management to predict the timing, occurrence and impact of acquisition and divestiture transactions, all of which could significantly impact our reported sales percent change.

Reconciliation of Segment Profit to Operating Income and Calculation of Segment Profit and Operating Income Margins (1) Amounts included in Selling, general and administrative expenses.                   (2) Includes repositioning, asbestos, environmental expenses and equity income adjustment.                 (3) Included in Cost of products and services sold, Selling, general and administrative expenses, and Other income/expense.           (4) Amounts included in Cost of products and services sold and Selling, general and administrative expenses (service costs). (Note - Other income/expense includes non-service cost components).                     We define segment profit as operating income, excluding stock compensation expense, pension and other postretirement service costs, and repositioning and other charges. We believe these measures are useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends.                     A quantitative reconciliation of segment profit, on an overall Honeywell basis, to operating income has not been provided for all forward-looking measures of segment profit and segment margin included herewithin. Management cannot reliably predict or estimate, without unreasonable effort, the impact and timing on future operating results arising from items excluded from segment profit, particularly pension mark-to-market expense as it is dependent on macroeconomic factors, such as interest rates and the return generated on invested pension plan assets. The information that is unavailable to provide a quantitative reconciliation could have a significant impact on our reported financial results.

Reconciliation of EPS to Adjusted EPS (1) For the year ended December 31, 2018 and 2017, adjusted earnings per share utilizes weighted average shares 753.0 million and 772.1 million. (2) For the year ended December 31, 2018, separation costs of $732 million including net tax impacts. For the year ended December 31, 2017, separation costs $14 million including net tax impacts. We believe Adjusted EPS is a measure that is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends.

Reconciliation of Cash Provided by Operating Activities to Adjusted Free Cash Flow and Calculation of Adjusted Free Cash Flow Conversion We define free cash flow as cash provided by operating activities less cash expenditures for property, plant and equipment.             We believe that this metric is useful to investors and management as a measure of cash generated by business operations that will be used to repay scheduled debt maturities and can be used to invest in future growth through new business development activities or acquisitions, pay dividends, repurchase stock or repay debt obligations prior to their maturities. This metric can also be used to evaluate our ability to generate cash flow from business operations and the impact that this cash flow has on our liquidity.